UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2004

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois 60523

(630) 623-3000

(Address and Phone Number of Principal Executive Offices)

Item 5. Other Events and Required FD Disclosure.

On May 10, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s April 2004 sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION

(Registrant)

/s/ Peter J. Bensen
Date: May 11, 2004	Peter J. Bensen Corporate Vice President - Assistant Controller

Exhibit Index

Exhibit No. 99	News Release of McDonald’s Corporation issued May 10, 2004:
McDonald’s Reports Record April 2004 Sales